SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY FIFTY
FIDELITY FUND
FUNDS OF
FIDELITY HASTINGS STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Fifty and Fidelity Fund (the funds) will be held at the office of Fidelity Hastings Street Trust (the trust), 82 Devonshire
Street, Boston, Massachusetts 02109 on July 16, 1997, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for Fidelity Fifty.
 8. To approve an amended management contract for Fidelity Fund.
 9. To approve a new Sub-Advisory Agreement with FMR Far East for Fidelity
Fund.
 10. To approve a new Sub-Advisory Agreement with FMR U.K. for Fidelity
Fund.
 11. To amend Fidelity Fund's fundamental investment limitation concerning real estate.
 12. To amend Fidelity Fund's fundamental investment limitation concerning diversification to permit increased investment in the securities of any single issuer.
 13. To amend Fidelity Fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 14. To eliminate Fidelity Fund's fundamental investment limitation concerning short sales of securities.
 15. To eliminate Fidelity Fund's fundamental investment limitation concerning margin purchases.
 16. To eliminate Fidelity Fund's fundamental investment limitation concerning investments in other investment companies.
 17. To eliminate Fidelity Fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
 18. To amend Fidelity Fund's fundamental investment limitation concerning the issuance of senior securities.
 19. To amend Fidelity Fund's fundamental investment limitation concerning borrowing.
 20. To amend Fidelity Fund's fundamental investment limitation concerning underwriting.
21. To amend Fidelity Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 22. To amend Fidelity Fund's fundamental investment limitation concerning lending.
 The Board of Trustees has fixed the close of business on May 19, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 19, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN
MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY HASTINGS STREET TRUST:
FIDELITY FIFTY
FIDELITY FUND
TO BE HELD ON JULY 16, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity
Hastings Street Trust (the trust) to be used at the Special Meeting of
Shareholders of Fidelity Fifty and Fidelity Fund (the funds) and at any adjournments thereof (the Meeting), to be held on July 16, 1997 at 9:45
a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company
(FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 19, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King
& Co.    and/or Management Information Services Corp. (MIS)     may be paid
   on a per-call basis     to solicit shareholders on behalf of the funds
at an anticipated cost of approximately $4,200        (Fidelity Fifty), and
$30,450 (Fidelity Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity
Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR
U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East),
subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts
02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $9,100
    (Fidelity Fifty) and $65,975 (Fidelity Fund). The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.
When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of March 31,
1997 are indicated in the following table:
 Fidelity Fifty    9,595,716
 Fidelity Fund    187,909,981
 As of March 31, 1997, the nominees and officers of the trust owned, in the aggregate, less than 1% of each fund's outstanding shares.
 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of the funds on March 31, 1997 was as follows: for
Fidelity Fifty: National Financial Services Corporation, Boston, MA
(29.57%). To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date.
 Shareholders of record at the close of business on May 19, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
JUNE 30, 1996 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED
DECEMBER 31, 1996 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF
BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND, IN THE CASE OF PROPOSALS
4 AND 5 A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE
TRUST. APPROVAL OF PROPOSALS 6 THROUGH 22 REQUIRES THE AFFIRMATIVE VOTE OF
A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS.
UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE
OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE
MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B)
MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE
NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 The following tables summarize the proposals applicable to each fund.

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
Proposal #                                        Proposal Description                 Applicable Funds

 1.                                               To elect as Trustees the 12          Fidelity Fifty
                                                  nominees presented.                  Fidelity Fund

 2.                                               To ratify the selection of           Fidelity Fifty
                                                  Coopers & Lybrand L.L.P. as          Fidelity Fund
                                                  independent accountants of
                                                  the trust.

 3.                                               To amend the Declaration of          Fidelity Fifty
                                                  Trust to provide voting rights       Fidelity Fund
                                                  based on a shareholder's
                                                  total dollar investment in a
                                                  fund, rather than on the
                                                  number of shares owned.

 4.                                               To amend the Declaration of          Fidelity Fifty
                                                  Trust to eliminate the               Fidelity Fund
                                                  requirement that
                                                  shareholders be notified
                                                  within three months in the
                                                  event of an appointment of a
                                                  trustee.

 5.                                               To amend the Declaration of          Fidelity Fifty
                                                  Trust to clarify that the            Fidelity Fund
                                                  Trustees may authorize the
                                                  investment of all of a fund's
                                                  assets in another open-end
                                                  investment company with
                                                  substantially the same
                                                  investment objective and
                                                  policies.

 6.                                               To adopt a new fundamental           Fidelity Fifty
                                                  investment policy for the fund       Fidelity Fund
                                                  that would permit it to invest
                                                  all of its assets in another
                                                  open-end investment
                                                  company managed by FMR
                                                  or an affiliate with
                                                  substantially the same
                                                  investment objective and
                                                  policies.

 7.                                               To approve an amended                Fidelity Fifty
                                                  management contract for the
                                                  fund that would reduce the
                                                  management fee payable to
                                                  FMR by the fund as FMR's
                                                  assets under management
                                                  increase and would modify
                                                  the performance adjustment
                                                  calculation to calculate the
                                                  fund's investment
                                                  performance and that of its
                                                  comparative index to the
                                                  nearest    0    .01%.

 8.                                               To approve an amended                Fidelity Fund
                                                  management contract for the
                                                  fund that would reduce the
                                                  management fee payable to
                                                  FMR by the fund as FMR's
                                                  assets under management
                                                  increase.

 9.                                               To approve a new                     Fidelity Fund
                                                  sub-advisory agreement with
                                                  FMR Far East to provide
                                                  investment advice and
                                                  research services or
                                                  investment management
                                                  services.

 10.                                              To approve a new                     Fidelity Fund
                                                  sub-advisory agreement with
                                                  FMR U.K. to provide
                                                  investment advice and
                                                  research services or
                                                  investment management
                                                  services.

 11.                                              REAL ESTATE: To make explicit        Fidelity Fund
                                                  the ability of the fund to
                                                  purchase any security or
                                                  instrument backed by real
                                                  estate or real estate interests
                                                  and any security of
                                                  companies engaged in the
                                                  real estate business.

 12.                                              DIVERSIFICATION: To replace          Fidelity Fund
                                                  the fund's fundamental
                                                  investment limitation
                                                  concerning diversification
                                                  with a fundamental
                                                  diversification limitation
                                                  permitting increased
                                                  investment in the securities
                                                  of any single issuer.

 13.                                              DIVERSIFICATION: To amend            Fidelity Fund
                                                  the diversification limitation to
                                                  exclude "securities of other
                                                  investment companies" from
                                                  issuer diversification limits.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 14.                                              SHORT SALES: To eliminate            Fidelity Fund
                                                  the fundamental investment
                                                  limitation on short sales and
                                                  adopt a similar
                                                  non-fundamental investment
                                                  limitation.

 15.                                              MARGIN PURCHASES: To                 Fidelity Fund
                                                  eliminate the fundamental
                                                  investment limitation on
                                                  margin purchases and adopt a
                                                  similar non-fundamental
                                                  investment limitation.

 16.                                              OTHER INVESTMENT                     Fidelity Fund
                                                  COMPANIES: To eliminate the
                                                  fundamental investment
                                                  limitation restricting
                                                  ownership of other
                                                  investment companies.

 17.                                              NEWLY-FORMED ISSUERS: To             Fidelity Fund
                                                  eliminate the fundamental
                                                  investment limitation
                                                  restricting ownership of
                                                  newly-formed issuers.

 18.                                              SENIOR SECURITIES: To add            Fidelity Fund
                                                  the ability to issue senior
                                                  securities to the extent
                                                  permitted under the
                                                  Investment Company Act of
                                                  1940.

 19.                                              BORROWING: To amend the              Fidelity Fund
                                                  borrowing limitation to require
                                                  a reduction in borrowing if
                                                  borrowings exceed the 33
                                                  1/3% limit for any reason
                                                  rather than solely because of
                                                  a decline in net assets.

 20.                                              UNDERWRITING: To clarify the         Fidelity Fund
                                                  fundamental policy with
                                                  respect to underwriting.

 21.                                              CONCENTRATION: To                    Fidelity Fund
                                                  standardize the language of
                                                  the limitation on industry
                                                  concentration and modify it to
                                                  refer to "companies with
                                                  principal business activities in
                                                  the same industry" rather
                                                  than "companies in any one
                                                  industry."

 22.                                              LENDING: To clarify that the         Fidelity Fund
                                                  fund can purchase an entire
                                                  issue of debt securities and
                                                  to eliminate the reference to
                                                  "portfolio securities" in the
                                                  exception for repurchase
                                                  agreements.


1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Hastings Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates and William O. McCoy, all nominees named below are currently Trustees of Fidelity Hastings Street Trust and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis, and Marvin L. Mann were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in November 1991, December 1992, and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Peter S. Lynch, and William O. McCoy, each of the nominees is currently a Trustee or General
Partner, as the case may be, of    62 registered investment companies
(trusts or partnerships)     advised by FMR. Mr. Gates and Mr. McCoy are
currently a Trustee or General Partner,    as the case may be, of 47
registered investment companies advised by FMR. Mr. Lynch is a Trustee or General Partner, as the case may be, of 61 registered investment companies advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee               Principal Occupation **                  Year of
(Age)                                                          Election or
                                                               Appointmen
                                                               t

*J. Gary Burkhead     Senior Vice President, President         1986
 (56)                 and a Director of FMR Texas
                      Inc., Fidelity Management &
                      Research (U.K.) Inc., Fidelity
                      Management & Research (Far
                      East) Inc.,    and Fidelity
                         Investments Institutional
                         Services Company, Inc.

Ralph F. Cox          Management consultant (1994).            1991
 (65)                 Prior to February 1994, he was
                      President of Greenhill Petroleum
                      Corporation (petroleum
                      exploration and production).
                      Until March 1990, Mr. Cox was
                      President and Chief Operating
                      Officer of Union Pacific
                      Resources Company
                      (exploration and production). He
                      is a Director of Sanifill
                      Corporation (non-hazardous
                      waste, 1993), CH2M Hill
                      Companies (engineering), Rio
                      Grande, Inc. (oil and gas
                      production), and Daniel
                      Industries (petroleum
                      measurement equipment
                      manufacturer). In addition, he is
                      a member of advisory boards of
                      Texas A&M University and the
                      University of Texas at Austin.

Phyllis Burke Davis   Prior to her retirement in               1992
 (65)                 September 1991, Mrs. Davis
                      was the Senior Vice President of
                      Corporate Affairs of Avon
                      Products, Inc. She is currently a
                      Director of BellSouth
                      Corporation
                      (telecommunications), Eaton
                      Corporation (manufacturing),
                      and the TJX Companies, Inc.
                      (retail stores), and previously
                      served as a Director of Hallmark
                      Cards, Inc. (1985-1991) and
                      Nabisco Brands, Inc. In addition,
                      she is a member of the
                      President's Advisory Council of
                      The University of Vermont
                      School of Business
                      Administration.

Robert M. Gates       Consultant, author, and lecturer         ____
 (53)                 (1993). Mr. Gates was Director
                      of the Central Intelligence
                      Agency (CIA) from 1991-1993.
                      From 1989 to 1991, Mr. Gates
                      served as Assistant to the
                      President of the United States
                      and Deputy National Security
                      Advisor. Mr. Gates is currently a
                      Trustee for the Forum For
                      International Policy, a Board
                      Member for the Virginia
                      Neurological Institute, and a
                      Senior Advisor of the Harvard
                      Journal of World Affairs. In
                      addition, Mr. Gates also serves
                      as a member of the corporate
                      board for LucasVarity PLC
                      (automotive components and
                      diesel engines), Charles Stark
                      Draper Laboratory (non-profit),
                      NACCO Industries, Inc. (mining
                      and manufacturing), and TRW
                      Inc. (original equipment and
                      replacement products).

*Edward C. Johnson    President, is Chairman, Chief            1968
3d                    Executive Officer and a Director
 (67)                 of FMR Corp.; a Director and
                      Chairman of the Board and of
                      the Executive Committee of
                      FMR; Chairman and a Director
                      of FMR Texas Inc., Fidelity
                      Management & Research (U.K.)
                      Inc., and Fidelity Management &
                      Research (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984,         1990
 (69)                 Mr. Jones was Chairman and
                      Chief Executive Officer of LTV
                      Steel Company. He is a Director
                      of TRW Inc. (original equipment
                      and replacement products),
                      Cleveland-Cliffs Inc (mining),
                      Consolidated Rail Corporation,
                      Birmingham Steel Corporation,
                      and RPM, Inc. (manufacturer of
                      chemical products), and he
                      previously served as a Director
                      of NACCO Industries, Inc.
                      (mining and marketing,
                      1985-1995) and Hyster-Yale
                      Materials Handling, Inc.
                      (1985-1995). In addition, he
                      serves as a Trustee of First
                      Union Real Estate Investments,
                      a Trustee and member of the
                      Executive Committee of the
                      Cleveland Clinic Foundation, a
                      Trustee and member of the
                      Executive Committee of
                      University School (Cleveland),
                      and a Trustee of Cleveland
                      Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995)            1987
 (64)                 at Columbia University Graduate
                      School of Business and a
                      financial consultant. From 1987
                      to January 1995, Mr. Kirk was a
                      Professor at Columbia University
                      Graduate School of Business.
                      Prior to 1987, he was Chairman
                      of the Financial Accounting
                      Standards Board. Mr. Kirk is a
                      Director of General Re
                      Corporation (reinsurance), and
                      he previously served as a
                      Director of Valuation Research
                      Corp. (appraisals and
                      valuations, 1993-1995). In
                      addition, he serves as Chairman
                      of the Board of Directors of the
                      National Arts Stabilization Fund,
                      Chairman of the Board of
                      Trustees of the Greenwich
                      Hospital Association, a Member
                      of the Public Oversight Board of
                      the American Institute of
                      Certified Public Accountants'
                      SEC Practice Section (1995),
                      and as a Public Governor of the
                      National Association of
                      Securities Dealers, Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of            1990
 (54)                 FMR (1992). Prior to May 31,
                      1990, he was a Director of FMR
                      and Executive Vice President of
                      FMR (a position he held until
                      March 31, 1991); Vice President
                      of Fidelity Magellan Fund and
                      FMR Growth Group Leader; and
                      Managing Director of FMR Corp.
                      Mr. Lynch was also Vice
                      President of Fidelity Investments
                      Corporate Services (1991-1992).
                      He is a Director of W.R. Grace &
                      Co. (chemicals) and Morrison
                      Knudsen Corporation
                      (engineering and construction).
                      In addition, he serves as a
                      Trustee of Boston College,
                      Massachusetts Eye & Ear
                      Infirmary, Historic Deerfield and
                      Society for the Preservation of
                      New England Antiquities, and as
                      an Overseer of the Museum of
                      Fine Arts of Boston.

William O. McCoy      Vice President of Finance for the        ____
 (63)                 University of North Carolina
                      (16-school system, 1995). Prior to
                      his retirement in December 1994,
                      Mr. McCoy was Vice Chairman of
                      the Board of BellSouth
                      Corporation (telecommunications)
                      and President of BellSouth
                      Enterprises. He is currently a
                      Director of Liberty Corporation
                      (holding company), Weeks
                      Corporation of Atlanta (real
                      estate, 1994), and Carolina
                      Power and Light Company
                      (electric utility, 1996). Previously,
                      he was a Director of First
                      American Corporation (bank
                      holding company, 1979-1996). In
                      addition, Mr. McCoy serves as a
                      member of the Board of Visitors
                      for the University of North
                      Carolina at Chapel Hill (1994) and
                      for the Kenan Flager Business
                      School (University of North
                      Carolina at Chapel Hill).

Gerald C. McDonough   Chairman of G.M. Management              1989
 (69)                 Group (strategic advisory
                      services). Prior to his retirement
                      in July 1988, he was Chairman
                      and Chief Executive Officer of
                      Leaseway Transportation Corp.
                      (physical distribution services).
                      Mr. McDonough is a Director of
                      Brush-Wellman Inc. (metal
                      refining), York International
                      Corp. (air conditioning and
                      refrigeration), Commercial
                      Intertech Corp. (hydraulic
                      systems, building systems, and
                      metal products, 1992), CUNO,
                      Inc. (liquid and gas filtration
                      products, 1996), and Associated
                      Estates Realty Corporation (a
                      real estate investment trust,
                      1993). Mr. McDonough served
                      as a Director of
                      ACME-Cleveland Corp. (metal
                      working, telecommunications,
                      and electronic products) from
                      1987-1996.

Marvin L. Mann        Chairman of the Board,                   1993
 (64)                 President, and Chief Executive
                      Officer of Lexmark International,
                      Inc. (office machines). Prior to
                      1991, he held the positions of
                      Vice President of International
                      Business Machines Corporation
                      ("IBM") and President and
                      General Manager of various IBM
                      divisions and subsidiaries. Mr.
                      Mann is a Director of M.A.
                      Hanna Company (chemicals,
                      1993) and Infomart (marketing
                      services), a Trammell Crow Co.
                      In addition, he serves as the
                      Campaign Vice Chairman of the
                      Tri-State United Way (1993) and
                      is a member of the University of
                      Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group,            1989
 (68)                 Inc. (management and financial
                      advisory services). Prior to
                      retiring in 1987, Mr. Williams
                      served as Chairman of the
                      Board of First Wachovia
                      Corporation (bank holding
                      company), and Chairman and
                      Chief Executive Officer of The
                      First National Bank of Atlanta
                      and First Atlanta Corporation
                      (bank holding company). He is
                      currently a Director of BellSouth
                      Corporation
                      (telecommunications), ConAgra,
                      Inc. (agricultural products),
                      Fisher Business Systems, Inc.
                      (computer software), Georgia
                      Power Company (electric utility),
                      Gerber Alley & Associates, Inc.
                      (computer software), National
                      Life Insurance Company of
                      Vermont, American Software,
                      Inc., and AppleSouth, Inc.
                      (restaurants, 1992).

__________________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
    As of March 31, 1997, the nominees and officers of the trust owned, in the aggregate, less than 1% of each fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended June 30, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman), and Mrs. Davis are members of the
committee. If elected, it is anticipated that Mr.        McCoy will also be
a member of the committee. Th   e     committee oversees and monitors
   the trust's internal control structure, its auditing function, and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including all non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended June 30, 1996, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The committee members
confer periodically and hold meetings as required.    The committee makes
nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions
of the code of ethics applicable to the independent trustees.     During
the twelve months ended June 30, 1996, the committee held six meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the    estimated
compensation of each Trustee or    Member of the Advisory Board     of each
fund for his or her services for the fiscal year ended June 30, 1997. COMPENSATION TABLE

Trustees                  Aggregate        Aggregate               Total
                          Compensation     Compensation            Compensati
                          from             from                    on from the
                          Fidelity Fifty   Fidelity Fund           Fund
                             B    ,C,+        B    ,D,   E,    +   Complex*,A

J. Gary Burkhead **          $ 0              $ 0                  $ 0

Ralph F. Cox                 $ 59             $ 1685                137,700

Phyllis Burke Davis          $ 58             $ 1641                134,700

Richard J. Flynn***          $ 32             $ 793                 168,000

Edward C. Johnson 3d **      $ 0              $ 0                   0

E. Bradley Jones             $ 59             $ 1656                134,700

Donald J. Kirk               $ 59             $ 1671                136,200

Peter S. Lynch **            $ 0              $ 0                   0

William O. McCoy****         $ 20             $ 492                 85,333

Gerald C. McDonough          $ 68             $ 1931                136,200

Edward H. Malone***          $ 23             $ 649                 136,200

Marvin L. Mann               $ 59             $ 1685                134,700

Thomas R. Williams           $ 60             $ 1701                136,200

* Information is for    calendar year ended     December 31, 1996 for 235
funds in the complex.
** Interested Trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of the trust.
+ Estimated
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B  Compensation figures include cash,    and may include     amounts
required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested
Trustee, most of which is subject to vesting: Ralph F. Cox, $   2, Phyllis
Burke Davis, $2, Richard J. Flynn, $0, E. Bradley Jones, $2, Donald J. Kirk, $2, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2, and Thomas R. Williams, $2.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $552, Phyllis Burke Davis, $552, Richard J. Flynn, $0, E. Bradley Jones, $552, Donald J. Kirk, $552, Gerald C. McDonough, $636, Edward H. Malone, $49, Marvin L. Mann, $552, and Thomas R. Williams, $552.
E For the fiscal year ended June 30, 1997, certain of the non-interested
Trustees' aggregate compensation from    Fidelity Fund     includes accrued
voluntary deferred compensation as follows:    Ralph F. Cox, $997, Edward
H. Malone, $600, Marvin L. Mann $997, and Thomas R. Williams, $412.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on the fund's assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Fifty and Fidelity Fund are funds of Fidelity Hastings Street Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are two funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Hastings Street Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each fund's net asset value. To illustrate the potentially disproportionate calculation of
voting power currently in place, the    following     table shows a
hypothetical example of a trust with funds with fluctuating NAVs.

Fund             Net Asset Value    $1,000
                 as of March 31,    investment in
                 1997               terms of shares
                                    on March 31,
                                    1997

Fidelity Fifty   $    13.73             72.8332

Fidelity Fund    $    24.63             40.6008

 For example, Fidelity Fifty shareholders would have approximately
   79    % greater voting power than Fidelity Fund shareholders because at current NAVs, a $1,000 investment in Fidelity Fifty would equal
   72.8332     shares whereas a $1,000 investment in Fidelity Fund would
equal    40.6008     shares. Accordingly, a one share, one-vote system may
provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only
shareholders of that fund vote on the issue   .     In this instance, under
both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote...On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of the trust, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of the trust, the Declaration of Trust will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page seeks the approval of each fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several Feeder Funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is ((underlined))):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (((t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of the trust, the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal (5) proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for each fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of each fund and its shareholders and if, upon advice of counsel, they
determine that the investment will not have material adverse    tax
consequences to each fund    or its shareholders    . Approval of Proposal
5 provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include each fund's limitations on concentration and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger pool. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Master Fund only if they determine that pooling is in the best interests of each fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY FIFTY.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended June 30, 1996 (not including the fee amendments discussed below) was 0.6155%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Standard & Poor's 500 Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($471 billion as of March 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended June 30, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.6167% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0063% compared to the rate FMR was entitled to receive under the Present Contract (0.6230%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have decreased the management fee rate for the fiscal year ended June 30, 1996 by 0.0002% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended June 30, 1996, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.0065% reduction in the total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 FMR is the fund's investment adviser pursuant to a management contract dated July 15, 1993, which was approved by FMR, then sole shareholder, on August 27, 1993. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as
Exhibit 2 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1997, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page .)
GROUP FEE BREAKPOINT

Average Group              Present          Group                Amended
   Assets                  Contract         Assets               Contract
   ($ billions)                             ($ billions)

   Over 174                .3000%            174-210               .3000%

                                             210-246               .2950%

                                             246-282               .2900%

                                             282-318               .2850%

                                             318-354               .2800%

                                             354-390               .2750%

                                             390-426               .2700%

                                             426-462               .2650%

                                             462-498               .2600%

                                             498-534               .2550%

                                             Over 534              .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page .)
   GROUP FEE RATES
Group                   Present          Amended
   Assets               Contract          Contract
   ($ billions)

   150                   .3371%            .3371%

   200                   .3284%            .3284%

   250                   .3227%            .3219%

   300                   .3190%            .3163%

   350                   .3162%            .3113%

   400                   .3142%            .3067%

   450                   .3126%            .3024%

   500                   .3114%            .2982%

   550                   .3103%            .2942%

    FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for March 1997 were approximately $471 billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD.     The annual
   Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between 0.0097% and (0.0097)% as a percentage of the fund's average net assets for the year. The aggregate impact during fiscal 1996 was a 0.0002% decline in the management fee.
     COMPARISON OF MANAGEMENT FEES.    The following table compares the
fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.



                   Present Contract                       Amended                            Difference
                                                          Contract

                   $                     %                $                 %                $                   %

   Basic Fee    993,073                   0.6155           982,846           0.6092           (10,227)            (0.0063)

   Performa     12,092                    0.0075           11,828            0.0073           (264)               (0.0002)
   nce
   Adjustme
   nt

   Total        1,005,16                  0.6230           994,674           0.6165           (10,491)            (0.0065)
   Managem         5
   ent Fee


    The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended June 30, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES     (as a percentage of average net assets)
                                  Present Contract          Amended
                                                            Contract

   Management Fee                  .62%                      .62%

   Other Expenses                  .41%                      .41%

   Total Fund Operating            1.03%                     1.03%
   Expenses

    A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been 0.99% under the Present Contract and 0.99% under the Amended Contract.
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period and (3) payment of the fund's 3.00% sales charge (which is currently waived until December 31, 1998):

                             1 Year          3 Years          5 Years          10
                                                                               Years

   Present Contract          $40             $62              $85              $152

   Amended Contract          $40             $62              $85              $152


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present     the Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance
Adjustment calculation during the period   s     from June to July 1995
and November 1996    . The Board of Trustees received materials relating to
the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such
as (1) FMR's    results and     financial condition, (2) arrangements in
respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal
securities transactions    and (7) the nature, cost, and audit of
non-investment management services provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
8.  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY FUND.
 The Trustees recommend that the shareholders of the fund approve an amendment to the fund's management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled
"Activities and Management of FMR" on page        .)
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present
Management Contracts" beginning on page        .) If approved by
shareholders, the Amended Contract will take effect on August 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect
through July 31, 199   7    , and thereafter only as long as its
continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above
$1   38     billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee
calculation for assets under management by FMR of $1   38     billion or
less. Above $1   38     billion in assets under FMR's management, the Group
Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 12 new fee breakpoints for
assets under FMR's management above $1   38     billion as illustrated in
the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present
Management Contracts" beginning on page        .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group   Present     Average Group   Amended
Assets          Contract*   Assets          Contract
($ billions)                ($ billions)

Over 102        .3100%      102 - 138       .3100%

                            138 - 174       .3050%

                            174 - 210       .3000%

                            210 - 246       .2950%

                            246 - 282       .2900%

                            282 - 318       .2850%

                            318 - 354       .2800%

                            354 - 390       .2750%

                            390 - 426       .2700%

                            426 - 462       .2650%

                            462 - 498       .2600%

                            498 - 534       .2550%

                            Over 534        .2500%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present      Amended
Assets         Contract*    Contract
($ billions)

150            .3375%       .3371%

200            .3306%       .3284%

250            .3265%       .3219%

300            .3238%       .3163%

350            .3218%       .3113%

400            .3203%       .3067%

450            .3192%       .3024%

500            .3183%       .2982%

550            .3175%       .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for March 1997 were approximately $   471
    billion.
 COMPARISON OF MANAGEMENT FEES. For March 1997, average assets under
management by FMR were $   471     billion. The fund's management fee rate
under the Amended Contract would have been    0.3991    %, compared to
   0.4113 % under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract
until assets under FMR's management exceed $   138     billion, at which
point the management fee rate under the Amended Contract begins to decline
relative to the Present Contract.    The following chart compares the
fund's management fee as calculated under the terms of the Present Contract for 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract      Amended Contract

Management            Management            Percentage
Fee*                  Fee                   Difference

$ 13,384   ,260       $ 12,986   ,198        (2.97)%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, August 1, 1994, and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present     the Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, September to October 1993, and November to December 1991. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such
as (1) FMR's    results and     financial condition, (2) arrangements in
respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal
securities transactions    and (7) the nature, cost, and audit of
non-investment management services provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of
Fidelity's equity group. Among other things   ,     they considered the
size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel. NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY
FUND.
 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On October 9, 1996, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement, dated March 1, 1990, was approved by the fund's shareholders on December 13, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 4.
 FMR Far East, with its principal office in Tokyo, Japan is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
  Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal year ended June 30, 1996, FMR paid FMR Far East $97,831 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on August 1, 1997 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY
FUND.
 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On October 9, 1996, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, dated March 1, 1990, was approved by the fund's shareholders on December 13, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 3.
 FMR U.K., with its principal office in London, England is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
  Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal year ended June 30, 1996, FMR paid FMR U.K. $87,879 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on August 1, 1997 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
11. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 The fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not buy or sell real estate unless acquired as a result of ownership of securities."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
12. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO PERMIT INCREASED INVESTMENT IN THE SECURITIES OF ANY SINGLE ISSUER.
 Fidelity Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not   ,     purchase the securities of any issuer (other
than obligations of the U.S. government and its instrumentalities) if, as a result thereof: (a) more than 5% of the fund's total assets (taken at market value) would be invested in the securities of such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be held in the fund's portfolio."
 The Trustees recommend that shareholders of Fidelity Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not   ,     with respect to 75% of the fund's total assets,
purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The    percentage limitations in the     proposed fundamental limitation
concerning diversification    are     the    percentage
    limitation   s     imposed by the 1940 Act for diversified investment
companies. The amended fundamental limitation allows the fund, with respect to 25% of its total assets, to invest more than 5% of its total assets in the securities of each of one or more issuers and to hold more than 10% of the voting securities of any issuer. The fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the fund owns no more than 10% of the voting securities of any such issuer.
 The amended limitation would permit the fund, for example, to invest 25% of its assets in a single issuer's securities, or to invest 10% of its total assets in securities of one issuer and 15% in securities of another issuer. The proposal would give the fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance. At the same time, investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations,
including the risk of default on debt securities.    FMR may use the
increased flexibility and     will only invest more than 5% of the fund's
total assets in an issuer's securities when it believes the securities' potential return justifies accepting the risks associated with the higher
level of investment.    Approval of this proposal may affect the way in
which the fund is managed with regard to investment of more than 5% of the
fund's total assets in a single issuer's securities; however,     FMR does
not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the fund's holding more than 10% of the voting securities of an issuer.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit Fidelity Fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective immediately. If Proposal 13 is also approved, the fundamental diversification limitation will be further changed as discussed below. If the proposal is not approved by the shareholders of the fund, but Proposal 13 is approved, the fund's fundamental diversification limitation will be changed as discussed in Proposal 13. If neither this proposal nor Proposal 13 is approved, the fund's fundamental diversification limitation will remain unchanged.
13. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
 The Trustees recommend that the shareholders of Fidelity Fund amend the fund's fundamental investment limitation to exclude securities of other investment companies from the limitation. If Proposal 12 is adopted, this amendment would be effected by adding the underlined text below to the fundamental investment limitation recommended in Proposal 12:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ((or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 If Proposal 12 is not adopted, this amendment would be effected by adding the same underlined language to the fund's current fundamental investment limitation, so that the fundamental investment limitation would read as follows:
 "The fund may not, purchase the securities of any issuer (other than obligations of the U.S. government and its instrumentalities ((or securities of other investment companies))) if, as a result thereof: (a) more than 5% of the fund's total assets (taken at market value) would be invested in the securities of such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be held in the fund's portfolio."
 In either case, the exclusion recommended in this Proposal 13 would make one change to the fund's fundamental diversification limitation: it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for most Fidelity funds.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. If this proposal is approved by the shareholders, whether or not Proposal 12 is adopted, the fund's fundamental limitation with respect to diversification will be revised to exclude "securities of other investment companies" from the diversification limits. The amended fundamental diversification limitation, upon shareholder approval, would become effective immediately. If neither this proposal nor Proposal 12 is adopted, the fund's fundamental diversification limit will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals    14     through 22 is to revise several
of Fidelity Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way the fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
14. TO ELIMINATE FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 The fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not engage in short sales of securities (unless it owns, or by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold); provided, however, that the fund may purchase or sell futures contracts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved by shareholders, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitation.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 The proposed non-fundamental limitation would clarify that transactions in futures contracts and options are not deemed to constitute selling securities short.
 The fund does not currently anticipate entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders subject to appropriate disclosure to investors.
 Elimination of the fund's fundamental limitation on short selling is unlikely to affect the fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize the fund's investment limitation will facilitate FMR's investment compliance efforts (see
"Adoption of Standardized Investment Limitations" on page        ) and are
in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
15. TO ELIMINATE FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 The fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not buy any securities or other property on margin; provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for the fund that could be changed without the approval of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 In addition, the fund's non-fundamental limitation clarifies that the fund may obtain short-term credits that are necessary for the clearance of transactions.
 Although elimination of the fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized
Investment Limitations" on page        ) and are in the best interests of
shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
16. TO ELIMINATE FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN OTHER INVESTMENT COMPANIES.
 The fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as a part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the fund. The fund may not purchase or retain securities issued by another open-end investment company."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental limitation.
 The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act, and, until recently, by some state regulations. The fund's fundamental restriction incorporates some of the 1940 Act restrictions and the state regulations. The federal 1940 Act restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. Because the state regulations are no longer applicable and federal requirements apply whether or not the fund has a fundamental policy, shareholder approval is sought to eliminate this fundamental limitation. Elimination of the limitation would permit the fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act, or an exemption granted by the SEC. Under the 1940 Act, a fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the fund, (ii) 5% of the fund's total assets, taken at market value, would be invested in any one such
company,    or     (iii) 10% of the fund's total assets, taken at market
value, would be invested in such securities   . In addition, a fund may not
acquire shares of a closed-end investment company if, immediately
thereafter,     the fund, together with other investment companies having
the same investment adviser and companies controlled by such companies,
   would own     more than 10% of the total outstanding stock of
   such     closed-end investment company.    Under certain conditions,
investment in the securities of an investment company that is part of the same group of investment companies is not subject to the foregoing limits.
 If the proposal is approved, the fund would also be able to enhance its
cash management by investing in the Central Funds.    As discussed above
(see Proposal 13), pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in the Central Funds, which are non-publicly offered money market or short-term bond funds managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by
providing increased short-term investment opportunities.     Furthermore,
adoption of the proposal would allow the fund to change its policies with respect to the purchase of securities of other investment companies, if federal requirements change, without the cost of a shareholder vote. In addition, the Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts. (See "Adoption of Standardized Investment Limitations" on page
       .) Elimination of the fundamental restriction is not expected to have an impact on the fund's current investment practices, except with respect to cash management as discussed above.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental limitation regarding investments in other investment companies. If approved, the proposal would take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
17. TO ELIMINATE FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN SECURITIES OF NEWLY-FORMED ISSUERS.
 The fund's current fundamental limitation regarding investments in securities of newly-formed issuers states:
 "The fund may not purchase the securities of an issuer, if, as a result thereof, more than 5% of the market value of the fund's total assets would be invested in companies which, including predecessors, have a record of less than three years' continuous operation."
 The Trustees recommend that shareholders vote to eliminate the fund's fundamental investment limitation referenced above. Newly-formed issuers or "unseasoned issuers" are issuers with less than three years' continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers was to comply with state laws. Because newly-formed
companies have no proven track record in business, their prospects    may
be     uncertain. Their securities may fluctuate in price more widely than the securities of established companies. The Board of Trustees has concluded that the proposed elimination would benefit the fund by providing more investment flexibility. Elimination of the restriction will give the
fund the ability to invest in    newly-formed or unseasoned issuers. FMR
may use this ability; however, any such investment in newly-formed or unseasoned issuers will be undertaken in accordance with FMR's normal procedures, and only if such securities otherwise meet the investment
objective, policies and limits of the fund    . In addition, the Board of
Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see
"Adoption of Standardized Investment Limitations" on page        .)
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If approved, the proposal will take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
18. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 The fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue senior securities."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise the fund's fundamental senior securities limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental senior securities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
19. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sunday and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized
Investment Limitations" on page        .) If the proposal is approved, the
amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify one point. Under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
20. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.
 The fund's current fundamental investment limitation concerning underwriting states:
 "The fund may not underwrite securities issued by others."
 The trustees recommend that shareholders of the fund vote to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify that the fund is not prohibited from selling restricted securities if, as a result of such sale, the fund is considered an underwriter under federal securities laws. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
21. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase securities of any issuer (other than obligations of the U.S. government and its instrumentalities) if, as a result thereof, the fund would have more than 25% of the value of its total assets invested in securities of companies in any one industry."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
22. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
LENDING.
 The fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 The Trustees recommend that the shareholders of the fund vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment
Limitations" on page        .) If the proposal is approved, the new
fundamental lending limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing a fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Fifty and Fidelity Fund and advised by FMR is contained in the
Table   s     of Average Net Assets and Expense Ratios in Exhibit   s
5    and 6     beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
   Robert C. Pozen    , President; Peter S. Lynch, Vice Chairman    and J.
Gary Burkhead. With the exception of Robert C. Pozen, e    ach of the
Directors is also a Trustee of the trust. Messrs. Johnson 3d,    J. Gary
    Burkhead, John H. Costello, Arthur S. Loring, Robert H. Morrison, Kenneth A. Rathgeber, Leonard M. Rush, William J. Hayes, and Beth Terrana are currently officers of the trust and officers or employees of FMR or FMR
Corp.    With the exception of Mr. Costello and Mr. Rush, all of these
persons hold or have options to acquire stock of FMR Corp.     The
principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period July 1, 1996 through March 31, 1997, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are
indicated in the Table   s     of Average Net Assets and Expense Ratios in
Exhibit   s     5    and 6     beginning on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACTS
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in proposals 7 and 8.
 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity Fifty and Fidelity Fund for the fiscal year ended June 30, 1996 are presented in the table below. FSC also receives fees for administering each fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for the fiscal year ended June 30, 1996 for Fidelity Fund and Fidelity Fifty
were $   11,625     and $0, respectively.
                 Transfer Agent       Pricing and
Fund             Fees                 Bookkeeping
                                      Fees

Fidelity Fifty   $        446,267     $        98,089

Fidelity Fund       $ 6,151,770          $ 785,361

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is each fund's manager pursuant to a management contract dated March 1, 1990 (Fidelity Fund), and July 15, 1993 (Fidelity Fifty), which was approved by shareholders on December 13, 1989 (Fidelity Fund) and on August 27, 1993 by FMR, then sole shareholder of Fidelity Fifty.
 For the services of FMR under the contract, Fidelity Fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 For the services of FMR under the contract, Fidelity Fifty pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of the fund's performance to that of the Standard & Poor's 500 Index (S&P 500).
 COMPUTING THE BASIC FEE (FIDELITY FIFTY) AND MANAGEMENT FEE (FIDELITY
FUND). Fidelity Fifty's basic fee rate and Fidelity Fund's management fee rate are composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
    FIDELITY FUND.     T   he following group fee schedule is contained in
the current management contract for Fidelity Fund.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE
                                    RATES


   Average Group
            Annualized
          Group Net
               Effective
   Assets                    Rate                 Assets                   Annual

                                                                           Fee Rate

    0 - $ 3 billion          .5200%                 $ 0.5 billion          .5200%

    3 - 6                    .4900                  25                     .4238

    6 - 9                    .4600                  50                     .3823

    9 - 12                   .4300                  75                     .3626

    12 - 15                  .4000                   100                   .3512

    15 - 18                  .3850                   125                   .3430

    18 - 21                  .3700                   150                   .3375

    21 - 24                  .3600                   175                   .3336

    24 - 30                  .3500                   200                   .3306

    30 - 36                  .3450                   225                   .3283

    36 - 42                  .3400                   250                   .3265

    42 - 48                  .3350                   275                   .3250

    48 - 66                  .3250                   300                   .3238

    66 - 84                  .3200                   325                   .3227

    84 - 102                 .3150                   350                   .3218

   Over 102                  .3100                   375                   .3210

                                                    400                    .3203

                                                    425                    .3197

                                                     450                   .3192

                                                    475                    .3187

                                                    500                    .3183

                                                    525                    .3179

                                                    550                    .3175


    FIDELITY FIFTY. The following group fee schedule is contained in the current management contract for Fidelity Fifty.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE
                                    RATES


   Average Group
            Annualized
          Group Net
               Effective
   Assets                    Rate                 Assets                   Annual

                                                                           Fee Rate

    0 - $ 3 billion          .5200%                 $ 0.5 billion          .5200%

    3 - 6                    .4900                  25                     .4238

    6 - 9                    .4600                  50                     .3823

    9 - 12                   .4300                  75                     .3626

    12 - 15                  .4000                   100                   .3512

    15 - 18                  .3850                   125                   .3430

    18 - 21                  .3700                   150                   .3371

    21 - 24                  .3600                   175                   .3325

    24 - 30                  .3500                   200                   .3284

    30 - 36                  .3450                   225                   .3253

    36 - 42                  .3400                   250                   .3227

    42 - 48                  .3350                   275                   .3207

    48 - 66                  .3250                   300                   .3190

    66 - 84                  .3200                   325                   .3175

    84 - 102                 .3150                   350                   .3162

    102 - 138                .3100                   375                   .3152

    138 - 174                .3050                  400                    .3142

   Over 174                  .3000                  425                    .3134

                                                     450                   .3126

                                                    475                    .3120

                                                    500                    .3114

                                                    525                    .3108

                                                    550                    .3103


    The group fee rate breakpoints shown below for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown below for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
GROUP FEE RATE SCHEDULE

    102 - 138           .3100

    138 - 174           .3050

    174 - 228           .3000

    228 - 282           .2950

    282 - 336           .2900

    Over 336            .2850

    On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $426 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fees as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $426 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE
                                    RATES


   Average Group
               Annualized
          Group Net
              Effective
   Assets                       Rate                 Assets                  Annual

                                                                             Fee Rate

    174 - $210 billion          .3000%                $ 150 billion          .3371%

    210 - 246                   .2950%                 175                   .3325

    246 - 282                   .2900                  200                   .3284

    282 - 318                   .2850                  225                   .3249

    318 - 354                   .2800                  250                   .3219

    354 - 390                   .2750                  275                   .3190

    390 - 426                   .2700                  300                   .3163

    426 - 462                   .2650                  325                   .3137

    462 - 498                   .2600                  350                   .3113

    498 - 534                   .2550                  375                   .3090

    Over 534                    .2500                  400                   .3067

                                                       425                   .3046

                                                       450                   .3024

                                                       475                   .3003

                                                       500                   .2982

                                                       525                   .2962

                                                       550                   .2942


    The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedules shown above on the left for each fund. The schedules above on the right for each fund show the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $471 billion of group net assets - the approximate level for March 1997 - was 0.3006%, which is the weighted average of the respective fee rates for each level of group net assets up to $471 billion.
 The individual fund fee rate is .30% for Fidelity Fifty and .09% for Fidelity Fund. Based on the average group net assets of the funds advised by FMR for March 1997, the annual management fee or basic fee rate would be calculated as follows:
Fidelity Fifty
Group Fee Rate         Individual Fund         Basic Fee Rate
                       Fee Rate

   .3006    %    +        .30    %       =        .6006    %

Fidelity Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

   .3006    %    +        .09    %       =        .3906    %

 One-twelfth of this annual basic fee/management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT FOR FIDELITY FIFTY. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, Fidelity Fifty's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the current month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +/-10.00 ) is
multiplied by a performance adjustment rate of    0    .02%. Thus, the
maximum annualized adjustment rate is +/-.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Fidelity Fifty's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on Fidelity Fifty's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of Fidelity Fifty is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During the fiscal year ended June 30, 1996, FMR received
$12,985,   223     for its services as investment adviser to Fidelity Fund.
This fee was equivalent to .40% of the average net assets of Fidelity Fund.
 During the fiscal year ended June 30, 1996, FMR received $1,006,419 for its services as investment adviser to Fidelity Fifty. This fee, which includes both the basic fee and the performance adjustment, was equivalent to .62% of the average net assets of Fidelity Fifty. For the fiscal year ended June 30, 1996, the upward performance adjustment amounted to $23,625 for Fidelity Fifty.
 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and repayment of the reimbursement by each fund will lower its total returns.
SUB-ADVISORY AGREEMENTS
 On behalf of Fidelity Fifty and Fidelity Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of Fidelity Fifty, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Fidelity Fund's sub-advisory agreements, dated March 1, 1990, were approved by shareholders on December 13, 1989. Fidelity Fifty's sub-advisory agreements, dated July 15, 1993, were approved by FMR as sole shareholder of the fund on August 27, 1993.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 On behalf of Fidelity Fifty, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 For providing investment advice and research services on behalf of each fund, the fees paid to the sub-advisers for the fiscal year ended June 30 1996 were as follows:
                 FMR U.K.   FMR Far East

Fidelity Fund    $ 87,880   $ 97,832

Fidelity Fifty    2,818      3,150

 There were no fees paid to FMR U.K. and FMR Far East for providing discretionary investment management and executing portfolio transactions on behalf of Fidelity Fifty for the fiscal year ended June 30, 1996.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 The brokerage commissions paid to FBSI and FBS by each fund for the fiscal year ended June 30, 1996 are listed in the following table:

                 To                To                % To            % To           Transac         Transac
                 FBSI              FBS               FBSI            FBS            tions           tions
                                                                                    Through         Through
                                                                                    FBSI            FBS



Fidelity Fund    $ 1,960,000       $ 1   1    ,000   33.   27    %           .18%   45.90%                  .09%

Fidelity Fifty      $     72,507      --             24.67   %          --          33.95   %          --


SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

((Underlined)) disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
((FIDELITY HASTINGS STREET TRUST:))
FIDELITY FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this ___ day of [March 1990] ((_____ 1997,)) by and between Fidelity ((Hastings Street)) [Fund] ((Trust,)) a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [its single existing series of] ((Fidelity)) [shares of beneficial interest] ((Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated March 1, 1990, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable ((monthly)) as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee [Rate].
 [(i)] (((a))) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration)) of ((Trust or)) [each] ((other)) [investment] ((organizational)) [company] ((document))) determined as of the close of business on each business day throughout the month. The Group [fee rate] ((Fee Rate)) shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0        -     $ 3 billion   .5200%

3        -     6             .4900

6        -     9             .4600

9        -     12            .4300

12       -     15            .4000

15       -     18            .3850

18       -     21            .3700

21       -     24            .3600

24       -     30            .3500

30       -     36            .3450

36       -     42            .3400

42       -     48            .3350

48       -     66            .3250

66       -     84            .3200

84       -     102           .3150

[Over          102]          [.3100]

((102    -     138))         ((.3100))

((138    -     174))         ((.3050))

((174    -     210))         ((.3000))

((210    -     246))         ((.2950))

((246    -     282))         ((.2900))

((282    -     318))         ((.2850))

((318    -     354))         ((.2800))

((354    -     390))         ((.2750))

((390    -     426))         ((.2700))

((426    -     462))         ((.2650))

((462    -     498))         ((.2600))

((498    -     534))         ((.2550))

((Over         534))         ((.2500))

 [(ii)] (((b))) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .09%.
 [The sum of the Cumulative Group Fee rate, calculated as described above to the nearest millionth, and the Individual Fund Fee rate shall constitute the annual fee rate.]
 [One-twelfth of the annual fee rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in Article X of the Declaration of Trust of the Fund) determined as of the close of business on each business day throughout the month.]
 ((The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.))
 [In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The basic fee rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect.]
 (((c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))

 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1991] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 2

((Underlined)) disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY HASTINGS STREET TRUST:
FIDELITY FIFTY
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this ___ day of [July 1993] ((_____ 1997,)) by and between Fidelity Hastings Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Fifty (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated July 15, 1993, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 1997 or the first day of the month following approval.))
  1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Standard & Poor's [Composite Price] ((500)) Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
 (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration)) of ((Trust
or)) [each] ((other)) [investment] ((organizational)) [company] ((document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0          -     $ 3 billion   .5200%

3          -     6             .4900

6          -     9             .4600

9          -     12            .4300

12         -     15            .4000

15         -     18            .3850

18         -     21            .3700

21         -     24            .3600

24         -     30            .3500

30         -     36            .3450

36         -     42            .3400

42         -     48            .3350

48         -     66            .3250

66         -     84            .3200

84         -     102           .3150

102        -     138           .3100

138        -     174           .3050

   [Over         174]          [.3000]

((174      -     210))         ((.3000))

((210      -     246))         ((.2950))

((246      -     282))         ((.2900))

((282      -     318))         ((.2850))

((318      -     354))         ((.2800))

((354      -     390))         ((.2750))

((390      -     426))         ((.2700))

((426      -     462))         ((.2650))

((462      -     498))         ((.2600))

((498      -     534))         ((.2550))

((Over           534))         ((.2500))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
 .30%.
 (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.
 (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest .01%))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies] ((securities)) [whose] ((included)) [stocks comprise] ((in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security (( or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 3

((Underlined)) disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
[FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.]
[AND]
 FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
((FIDELITY HASTINGS STREET TRUST ON BEHALF OF FIDELITY FUND))
 AGREEMENT made this ___ day of [March, 1990] ((_____, 1997,)) by and between Fidelity Management & Research (U.K.) Inc., [a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Adviser") [, and] Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser"). ((and Fidelity Hastings Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Fund (hereinafter called the "Portfolio").))
 [WHEREAS the Adviser has entered into a Management Contract with Fidelity Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of its single existing series of shares of beneficial interest, Fidelity Fund (hereinafter called the "Portfolio"), pursuant to which the Adviser is to act as investment adviser to the Portfolio, and]
 ((WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and))
 [WHEREAS the Sub-Adviser has personnel in Western Europe and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Western Europe.]
 ((WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 [1] (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the)) [The] Sub-Advisor shall [act as an investment consultant to the Adviser and] ((provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) shall furnish ((the Portfolio and)) the Advisor ((such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the Advisor may reasonably require. Such information [shall] ((may)) include written and oral reports and analyses.
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
 (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))
 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2] ((4. Compensation:)) The [Sub-] ((Advisor)) [will be compensated by the Adviser] ((shall compensate the Sub-Advisor)) on the following basis for the services to be furnished hereunder. [the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser.]
 (((a) INVESTMENT ADVISORY FEE:  For services provided under subparagraph
(a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of
this Agreement.   The Sub-Advisory Fee shall not be reduced to reflect
expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
 (((b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
 (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3] ((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust,)) and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4 The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5] ((7. Services to Other Companies or Accounts:)) The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust. ))
 ((8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6] ((9.  Duration and Termination of Agreement; Amendments: ))
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] ((9,)) this Agreement shall continue in force until July 31, [1991] ((1998)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] ((9,)) the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7] ((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund] ((or other organizational document of the Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of 1940] ((1940 Act)) as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized((, and their respective seals to be hereunto affixed,)) all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 4

((Underlined)) disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
[FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.]
[AND]
 FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
((FIDELITY HASTINGS STREET TRUST ON BEHALF OF FIDELITY FUND))
 AGREEMENT made this ___ day of [March, 1990] ((_____, 1997,)) by and between Fidelity Management & Research (Far East) Inc., [a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Adviser") [, and] Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser"). ((and Fidelity Hastings Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Fund (hereinafter called the "Portfolio").))
 [WHEREAS the Adviser has entered into a Management Contract with Fidelity Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of its single existing series of shares of beneficial interest, Fidelity Fund (hereinafter called the "Portfolio"), pursuant to which the Adviser is to act as investment adviser to the Portfolio, and]
 ((WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and))
 [WHEREAS the Sub-Adviser has personnel in Asia and the Pacific Basin and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Asia and the Pacific Basin.]
 ((WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith; ))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 [1] (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the)) [The] Sub-Advisor shall [act as an investment consultant to the Adviser and] ((provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) shall furnish ((the Portfolio and)) the Advisor ((such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the Advisor may reasonably require. Such information [shall] ((may)) include written and oral reports and analyses.
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
 (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))
 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable. ))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2] ((4. Compensation:)) The [Sub-] ((Advisor)) [will be compensated by the Adviser] ((shall compensate the Sub-Advisor)) on the following basis for the services to be furnished hereunder. [the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser.]
 (((a) INVESTMENT ADVISORY FEE:  For services provided under subparagraph
(a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of
this Agreement.   The Sub-Advisory Fee shall not be reduced to reflect
expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
 (((b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
 (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3] ((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust,)) and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4 The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5] ((7. Services to Other Companies or Accounts:)) The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust. ))
 ((8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6] ((9.  Duration and Termination of Agreement; Amendments: ))
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] ((9,)) this Agreement shall continue in force until July 31, [1991] ((1998)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6] ((9,)) the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7] ((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund] ((or other organizational document of the Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of 1940] ((1940 Act)) as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized((, and their respective seals to be hereunto affixed,)) all as of the date written above.
[SIGNATURE LINES OMITTED]
   EXHIBIT 5
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                           FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                                   YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                                    (MILLIONS)(B)   TO AVERAGE
                                                                                    NET ASSETS
                                                                                    PAID
                                                                                    TO FMR (C)

   GROWTH

   Magellan ((pound))                                 3/31/96       $ 50,517.5                       0.73%

   Large Cap Stock ((pound))                          4/30/96**      63.9                            0.62(dagger)

   Mid Cap Stock ((pound))                            4/30/96        1,045.4                         0.68

   Small Cap Stock ((pound))                          4/30/96        497.9                           0.58

   Fidelity Fifty ((pound))                           6/30/96        161.3                           0.62

   Advisor Focus Funds:

    Consumer: ((pound))

     Class A                                          7/31/97**      0.5                             0.60(dagger)

     Class T                                          7/31/97**      2.2                             0.60(dagger)

     Institutional Class                              7/31/97**      1.0                             0.60(dagger)

    Cyclical: ((pound))

     Class A                                          7/31/97**      0.2                             0.60(dagger)

     Class T                                          7/31/97**      0.5                             0.60(dagger)

     Institutional Class                              7/31/97**      5.1                             0.60(dagger)

    Financial Services: ((pound))

     Class A                                          7/31/97**      1.2                             0.60(dagger)

     Class T                                          7/31/97**      7.7                             0.60(dagger)

     Institutional Class                              7/31/97**      0.9                             0.60(dagger)

    Health Care: ((pound))

     Class A                                          7/31/97**      1.6                             0.60(dagger)

     Class T                                          7/31/97**      9.1                             0.60(dagger)

      Institutional Class                             7/31/97**      0.9                             0.60(dagger)

    Technology: ((pound))

     Class A                                          7/31/97**      1.8                             0.60(dagger)

     Class T                                          7/31/97**      9.7                             0.60(dagger)

     Institutional Class                              7/31/97**      1.1                             0.60(dagger)

    Utilities Growth: ((pound))

     Class A                                          7/31/97**      0.3                             0.60(dagger)

     Class T                                          7/31/97**      1.6                             0.60(dagger)

     Institutional Class                              7/31/97**      1.5                             0.60(dagger)

   Blue Chip Growth ((pound))                         7/31/96        7,778.6                         0.67

   Low-Priced Stock ((pound))                         7/31/96        3,539.3                         0.77

   OTC Portfolio ((pound))                            7/31/96        2,450.5                         0.53

   Export Fund ((pound))                              8/31/96        345.0                           0.61

   Advisor Korea Fund, Inc. (<UNDEF>)                 9/30/96        53.7                            1.00

   Destiny I ((pound))                                9/30/96        4,319.1                         0.62

   Destiny II ((pound))                               9/30/96       $ 2,293.1                        0.73%

   Advisor Emerging Asia Fund, Inc. (<UNDEF>)         10/31/96       131.8                           1.02

   Advisor Natural Resources ((pound))

    Class A                                           10/31/96**     0.9                             0.72

    Class T                                           10/31/96       441.6                           0.72

    Class B                                           10/31/96       16.6                            0.72

    Institutional Class                               10/31/96       6.2                             0.72

   Advisor Growth

   Opportunities: ((pound))

    Class A                                           10/31/96**     4.2                             0.61

    Class T                                           10/31/96       12,224.7                        0.61

    Institutional Class                               10/31/96       193.0                           0.61

   Advisor Overseas: ((sigma))

    Class A                                           10/31/96**     0.3                             0.68

    Class T                                           10/31/96       913.4                           0.68

    Class B                                           10/31/96       12.0                            0.68

    Institutional Class                               10/31/96       6.6                             0.68

   Canada ((sigma))                                   10/31/96       145.6                           0.45

   Capital Appreciation ((pound))                     10/31/96       1,656.1                         0.54

   Disciplined Equity ((pound))                       10/31/96       2,168.3                         0.54

   Diversified International ((sigma))                10/31/96       478.6                           0.85

   Emerging Markets ((sigma))                         10/31/96       1,329.4                         0.76

   Europe ((sigma))                                   10/31/96       558.5                           0.84

   Europe Capital
                                    10/31/96       167.9                           0.80
   Appreciation ((sigma))

   France ((sigma))                                   10/31/96**     5.5                             0.75(dagger)

   Germany ((sigma))                                  10/31/96**     5.5                             0.75(dagger)

   Hong Kong and China (<UNDEF>)                      10/31/96**     58.8                            0.75(dagger)

   International Value (<UNDEF>)                      10/31/96       217.4                           0.79

   Japan (<UNDEF>)                                    10/31/96       374.5                           0.68

   Japan Small Companies (<UNDEF>)                    10/31/96**     105.3                           0.75(dagger)

   Latin America ((sigma))                            10/31/96       605.9                           0.76

   Nordic ((sigma))                                   10/31/96**     9.6                             0.75(dagger)

   Overseas ((sigma))                                 10/31/96       2,773.5                         0.76

   Pacific Basin (<UNDEF>)                            10/31/96       605.8                           0.75

   Southeast Asia (<UNDEF>)                           10/31/96       848.8                           0.65

   Stock Selector ((pound))                           10/31/96       1,447.9                         0.58

   United Kingdom ((sigma))                           10/31/96**     2.1                             0.75(dagger)

   Value ((pound))                                    10/31/96       6,357.2                         0.65

   Worldwide ((sigma))                                10/31/96       762.4                           0.76

   Advisor Equity Growth: ((pound))

    Class A                                           11/30/96**    $ 2.0                            0.61%

    Class T                                           11/30/96       2,784.5                         0.61

    Class B ((hollow diamond))                        11/30/97**     4.6                             0.61

    Institutional Class                               11/30/96       1,022.8                         0.61

   Advisor Large Cap: ((pound))

    Class A                                           11/30/96**     0.3                             0.60(dagger)

    Class T                                           11/30/96**     12.6                            0.60(dagger)

    Class B                                           11/30/96**     3.7                             0.60(dagger)

    Institutional Class                               11/30/96**     4.9                             0.60(dagger)

   Advisor Mid Cap: ((pound))

    Class A                                           11/30/96**     0.7                             0.60(dagger)

    Class T                                           11/30/96**     116.9                           0.60(dagger)

    Class B                                           11/30/96**     17.5                            0.60(dagger)

    Institutional Class                               11/30/96**     2.5                             0.60(dagger)

   Advisor TechnoQuant

   Growth: ((pound))

     Class A                                          11/30/97**     2.3                             0.60(dagger)

     Class T                                          11/30/97**     4.6                             0.60(dagger)

     Class B                                          11/30/97**     2.0                             0.60(dagger)

     Institutional Class                              11/30/97**     0.9                             0.60(dagger)

   Emerging Growth ((pound))                          11/30/96       1,608.1                         0.77

   Growth Company ((pound))                           11/30/96       7,918.8                         0.62

   New Millennium ((pound))                           11/30/96       960.0                           0.73

   Retirement Growth ((pound))                        11/30/96       4,142.2                         0.50

   Advisor Strategic

   Opportunities: ((pound))

    Class A                                           12/31/96**     0.4                             0.48

    Class T                                           12/31/96       603.6                           0.48

    Class B                                           12/31/96       99.5                            0.48

    Institutional Class                               12/31/96       32.0                            0.48

    Initial Class                                     12/31/96       21.7                            0.48

   Congress Street                                    12/31/96       86.2                            0.45

   Contrafund ((pound))                               12/31/96       19,417.4                        0.57

   Exchange                                           12/31/96       246.2                           0.54

   Trend ((pound))                                    12/31/96       1,293.3                         0.42

   Variable Insurance Products:

    Growth ((pound))                                  12/31/96       5,245.2                         0.61

    Overseas Portfolio ((sigma))                      12/31/96       1,544.2                         0.76

   Variable Insurance Products II:

    Contrafund ((pound))                              12/31/96      $ 1,576.1                        0.61%

   Variable Insurance Products III:

    Growth Opportunities ((pound))                    12/31/96       277.4                           0.61

    Overseas Fund ((sigma))                           12/31/96       33.3                            0.70*

   Select Portfolios:

    Air Transportation ((pound))                      2/28/97        89.4                            0.60

    American Gold                                     2/28/97        414.0                           0.60

    Automotive ((pound))                              2/28/97        120.2                           0.60

    Biotechnology ((pound))                           2/28/97        715.3                           0.60

    Brokerage and Investment

     Management ((pound))                             2/28/97        72.5                            0.62

    Chemicals ((pound))                               2/28/97        123.5                           0.60

    Computers ((pound))                               2/28/97        546.6                           0.61

    Construction and
                                 2/28/97        68.0                            0.60
    Housing ((pound))

    Consumer Industries ((pound))                     2/28/97        25.6                            0.60

    Defense and Aerospace ((pound))                   2/28/97        44.1                            0.61

    Developing
                                       2/28/97        307.6                           0.60
    Communications ((pound))

    Electronics ((pound))                             2/28/97        1,297.2                         0.61

    Energy ((pound))                                  2/28/97        176.4                           0.60

    Energy Service ((pound))                          2/28/97        461.6                           0.60

    Environmental
                                    2/28/97        41.6                            0.61
    Services ((pound))

    Financial Services ((pound))                      2/28/97        273.8                           0.61

    Food and Agriculture ((pound))                    2/28/97        278.8                           0.60

    Health Care ((pound))                             2/28/97        1,266.7                         0.60

    Home Finance ((pound))                            2/28/97        691.6                           0.61

    Industrial Equipment ((pound))                    2/28/97        92.5                            0.61

    Industrial Materials ((pound))                    2/28/97        97.9                            0.60

    Insurance ((pound))                               2/28/97        33.8                            0.61

    Leisure ((pound))                                 2/28/97        106.5                           0.60

    Medical Delivery ((pound))                        2/28/97        216.3                           0.60

    Multimedia ((pound))                              2/28/97        85.1                            0.60

    Natural Gas ((pound))                             2/28/97        113.0                           0.60

    Paper and Forest
                                 2/28/97        32.3                            0.60
    Products ((pound))

    Precious Metals and
                              2/28/97        332.0                           0.60
    Minerals ((pound))

   Select Portfolios (continued):

    Regional Banks ((pound))                          2/28/97       $ 416.8                          0.61%

    Retailing ((pound))                               2/28/97        221.9                           0.60

    Software and Computer
                           2/28/97        421.4                           0.60
    Services ((pound))

    Technology ((pound))                              2/28/97        463.1                           0.60

    Telecommunications ((pound))                      2/28/97        476.9                           0.60

    Transportation ((pound))                          2/28/97        12.6                            0.41*

    Utilities Growth ((pound))                        2/28/97        238.2                           0.60




   (a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
(<UNDEF>) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(<UNDEF>) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
EXHIBIT 5
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                        FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                                YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                                 (MILLIONS)(B)   TO AVERAGE
                                                                                 NET ASSETS
                                                                                 PAID
                                                                                 TO FMR (C)

   GROWTH AND INCOME

   Equity-Income ((pound))                         1/31/97       $ 12,640.8                       0.45%

   Real Estate ((pound))                           1/31/97        1,021.7                         0.60

   Utilities Fund((pound))                         1/31/97        1,312.8                         0.54

   U.S. Equity Index                               2/28/97        5,035.0                         0.01*

   Market Index                                    4/30/96        635.8                           0.45

   Fidelity Fund ((pound))                         6/30/96        3,254.2                         0.40

   Balanced ((pound))                              7/31/96        4,690.6                         0.51

   Dividend Growth ((pound))                       7/31/96        740.5                           0.66

   Global Balanced (<UNDEF>)                       7/31/96        116.0                           0.76

   Growth & Income ((pound))                       7/31/96        15,819.8                        0.51

   Puritan ((pound))                               7/31/96        15,866.7                        0.51

   Advisor Balanced: ((pound))

     Class A                                       10/31/96**     0.6                             0.50

     Class T                                       10/31/96       3,242.5                         0.50

     Class B ((hollow diamond))                    10/31/97**     0.6                             0.50

     Institutional Class                           10/31/96       8.8                             0.50

   International Growth & Income (<UNDEF>)         10/31/96       981.9                           0.76

   Advisor Equity Income: ((pound))

     Class A                                       11/30/96**     1.5                             0.50

     Class T                                       11/30/96       1,327.3                         0.50

     Class B                                       11/30/96       397.5                           0.50

     Institutional Class                           11/30/96       314.7                           0.50

   Advisor Growth & Income: ((pound))

     Class A                                       11/30/97**     0.5                             0.53(dagger)

     Class T                                       11/30/97**     9.6                             0.53(dagger)

     Class B                                       11/30/97**     1.9                             0.53(dagger)

     Institutional Class                           11/30/97**     2.2                             0.53(dagger)

   Convertible Securities ((pound))                11/30/96       1,107.8                         0.56

   Equity-Income II ((pound))                      11/30/96       13,697.1                        0.51

   Variable Insurance Products:

    Equity-Income                                  12/31/96       5,964.0                         0.51

   Variable Insurance Products II:

    Index 500                                      12/31/96       480.5                           0.13*



   Variable Insurance Products III:

    Balanced Portfolio ((pound))                   12/31/96      $ 74.3                           0.48 %

    Growth & Income ((pound))                      12/31/97**     19.4                            0.55(dagger)


   (a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
(<UNDEF>) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY HASTINGS STREET TRUST: FIDELITY FIFTY
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Hastings Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
003, 500 HH

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as             [  ]FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially
      the same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      each fund permitting each fund to invest all of its assets in another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended management contract for                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
      Fidelity Fifty.




FIF/FID-PXC-0597     CUSIP #31617F106/FUND #500HH

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY HASTINGS STREET TRUST: FIDELITY FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Hastings Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
003, 500 HH

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as             [  ]FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially
      the same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      each fund permitting each fund to invest all of its assets in another open-end investment company with
      substantially the same investment objective and
      policies.

8.    To approve an amended management contract for                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity Fund.

9.    To approve a new Sub-Advisory Agreement with                    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      FMR Far East for Fidelity Fund.

10.   To approve a new Sub-Advisory Agreement with                    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      FMR U.K. for Fidelity Fund.

11.   To amend Fidelity Fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning real estate.

12.   To amend Fidelity Fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning diversification to permit
      increased investment in the securities of any single
      issuer.

13.   To amend Fidelity Fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]      13.
      limitation concerning diversification to exclude
      securities of other investment companies from the
      limitation.

14.   To eliminate Fidelity Fund's fundamental investment             FOR [  ]   AGAINST [  ]    ABSTAIN [ ]      14.
      limitation concerning short sales of securities.

15.   To eliminate Fidelity Fund's fundamental investment             FOR [  ]   AGAINST [  ]    ABSTAIN [ ]      15.
      limitation concerning margin purchases.


Proposed changes to the fund's fundamental investment limitations should be voted as marked below.
    FOR  AGAINST  ABSTAIN   FOR  AGAINST  ABSTAIN
16.  other investment companies [   ]   [   ]  [   ]  20. underwriting [  ]
[   ]    [   ]
17.  newly-formed issuers  [   ]   [   ]  [   ]  21. concentration[  ]  [
]    [   ]
18.   senior securities   [   ]   [   ]  [   ]  22. lending    [   ]  [   ]
  [   ]
19.  borrowing    [   ]   [   ]  [   ]

FIF/FID-PXC-0597     CUSIP #316153105/FUND #003HH

IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY FIFTY
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Fifty shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

We have attached a Q&A to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
          FIF-PXL-0597

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed Proxy Statement. Below is a brief overview of the proposals to be voted on. Your vote is important.
If you have any questions regarding the proposals, please call us at 1-800-544-6666. We appreciate you placing your trust in Fidelity and encourage you to vote on each of the proposals indicated on your proxy card.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
PROPOSAL 1.  TO ELECT A BOARD OF TRUSTEES.
Proposal 1 is to elect Trustees to the Board which is responsible for protecting the interests of shareholders. The Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
PROPOSAL 2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
Proposal 2 is to ratify the Board of Trustees' selection of Coopers & Lybrand as independent accountants.
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the trust that are required by law to be independently certified and filed with the SEC.
PROPOSAL 3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
Proposal 3 would provide voting rights based on a shareholder's total dollar interest (dollar-based voting) in a fund. Current voting rights are one-share, one-vote. Dollar-based voting rights provide a more equitable system than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than by the number of shares held. PROPOSAL 4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
The Declaration of Trust currently requires that all shareholders of the trust be mailed notification of a Trustee appointment within three months. Such notification is costly to the funds of the trust. Proposal 4 would eliminate this requirement. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund.
PROPOSAL 5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
Proposal 5 would provide the Board of Trustees with the ability to authorize a fund to invest all of its assets in another open-end investment company, managed by Fidelity Management & Research Company (FMR) or an affiliate, with substantially the same investment objective and policies if the fund's policies permit it. This is sometimes referred to as the Master Feeder or Pooled Fund Structure. The benefit of the Master Feeder Fund Structure is that different funds with substantially the same investment objective but different servicing and distribution features may combine their investments and achieve operational efficiencies in one Master Fund. An example would be funds with the same investment objective but different minimum investments due to the servicing of retail versus institutional clients.
While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, Proposal 5 would provide the Trustees with the power to authorize a fund to do so if the fund's policies permit. Since the funds currently have no such policy, the purpose of Proposal 6 is to adopt a new fundamental investment policy to permit the Master Feeder fund structure at the fund level.
PROPOSAL 6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
This proposal is similar to Proposal 5 but would add the Master Feeder fund structure at the fund level whereas Proposal 5 provided it at the trust level.
No such plans are being contemplated for the funds at this time and the Trustees would only allow it in the future if they determined that it would be in the best interests of a fund and its shareholders.
PROPOSAL 7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY FIFTY. Proposal 7 modifies the fund's management contract with FMR. The modification would (1) lower the Group Fee portion of the management fee paid by the fund when FMR's assets under management exceed certain levels; and (2) modify the fund's investment performance adjustment calculation that is used to calculate the fund's investment performance and that of its comparative Index. Specifically, the calculation will be rounded to the nearest 0.01% rather than the nearest 1.00% and that rounding will occur prior to comparison.
While the Amended Contract will result in a Group Fee that is the same as, or lower than, the fee payable under the present management contract, the modification to the performance adjustment calculation may increase or decrease the Performance Adjustment. The combined effect may represent an increase or decrease from the management fee under the Present Contract. WHAT IS THE DIFFERENCE BETWEEN FUNDAMENTAL AND NON-FUNDAMENTAL LIMITATIONS? Changes to fundamental limitations must be approved by shareholders; changes to non-fundamental limitations are approved by the fund's Board of Trustees.
We are, in some cases, making changes to fundamental limitations that will remain fundamental (i.e., require shareholder approval to change). In other cases, where regulations permit, we are changing some limitations from fundamental to non-fundamental or eliminating them in their entirety. We are making limitations non-fundamental to eliminate the need to solicit shareholders whenever regulations change. Proxy solicitation is expensive and time-consuming. In addition to enhancing our standardization efforts, we believe these changes will enable us to react more quickly to the changing environment.
THE PROXIES SAY THAT THE FUNDS' BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees continue to oversee the investment policies of the funds. Members of the Board are fiduciaries and have an obligation to serve the best interests of the funds' shareholders, including approving policy changes such as those proposed for these funds.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date for this shareholders meeting is May 19, 1997.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-6666.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

We have attached a Q&A to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
FID-PXL-0597

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed Proxy Statement. Below is a brief overview of the proposals to be voted on. Your vote is important.
If you have any questions regarding the proposals, please call us at 1-800-544-6666. We appreciate you placing your trust in Fidelity and encourage you to vote on each of the proposals indicated on your proxy card.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
PROPOSAL 1.  TO ELECT A BOARD OF TRUSTEES.
Proposal 1 is to elect Trustees to the Board which is responsible for protecting the interests of shareholders. The Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
PROPOSAL 2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
Proposal 2 is to ratify the Board of Trustees' selection of Coopers & Lybrand as independent accountants.
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the trust that are required by law to be independently certified and filed with the SEC.
PROPOSAL 3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
Proposal 3 would provide voting rights based on a shareholder's total dollar interest (dollar-based voting) in a fund. Current voting rights are one-share, one-vote. Dollar-based voting rights provide a more equitable system than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than by the number of shares held. PROPOSAL 4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
The Declaration of Trust currently requires that all shareholders of the trust be mailed notification of a Trustee appointment within three months. Such notification is costly to the funds of the trust. Proposal 4 would eliminate this requirement. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund.
PROPOSAL 5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
Proposal 5 would provide the Board of Trustees with the ability to authorize a fund to invest all of its assets in another open-end investment company, managed by Fidelity Management & Research Company (FMR) or an affiliate, with substantially the same investment objective and policies if the fund's policies permit it. This is sometimes referred to as the Master Feeder or Pooled Fund Structure. The benefit of the Master Feeder Fund Structure is that different funds with substantially the same investment objective but different servicing and distribution features may combine their investments and achieve operational efficiencies in one Master Fund. An example would be funds with the same investment objective but different minimum investments due to the servicing of retail versus institutional clients.
While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, Proposal 5 would provide the Trustees with the power to authorize a fund to do so if the fund's policies permit. Since the funds currently have no such policy, the purpose of Proposal 6 is to adopt a new fundamental investment policy to permit the Master Feeder fund structure at the fund level.
PROPOSAL 6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
This proposal is similar to Proposal 5 but would add the Master Feeder fund structure at the fund level whereas Proposal 5 provided it at the trust level.
No such plans are being contemplated for the funds at this time and the Trustees would only allow it in the future if they determined that it would be in the best interests of a fund and its shareholders.
PROPOSAL 8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY FUND. Proposals 8 modifies the fund's management contract with FMR. The modification would lower the management fee paid by the fund when FMR's assets under management exceed certain levels. The Amended Contract will result in a management fee that is the same as, or lower than, the fee payable under the present management contract.
PROPOSAL 9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY FUND.
PROPOSAL 10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR UK FOR FIDELITY FUND.
FMR Far East, with its principal office in Tokyo, Japan and FMR UK, with its principal office in London, England, are wholly-owned subsidiaries of FMR that provide FMR with investment advice and research on foreign securities specific primarily to their regions. The proposed agreements would allow FMR Far East and FMR UK to continue to provide FMR with investment advice and research services. They would also permit FMR to grant FMR Far East and FMR UK investment management authority if FMR believes it would be beneficial to the fund and its shareholders. The proposed agreements would not affect the fees paid by the fund to FMR. PROPOSAL 11. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
The primary purpose of Proposal 11 is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater degree in real estate related securities, it will be subject to the risks of the real estate market.
PROPOSAL 12. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO PERMIT INCREASED INVESTMENT IN THE SECURITIES OF ANY SINGLE ISSUER.
Under the fund's current limitation, the fund may not invest more than 5% of its total assets in any one issuer or own more than 10% of the voting securities of any such issuer with respect to 100% of its total assets. The proposed fundamental limitation concerning diversification is the limitation imposed by the 1940 Act for diversified mutual funds.
The amended limitation would allow the fund, with respect to 25% of its total assets, to invest more than 5% in the securities of each of one or more issuers and to hold more than 10% of the voting securities of any issuer. The fund will continue to be required to invest 75% of its total assets, so that no more than 5% of total assets are invested in any one issuer and so that the fund owns no more than 10% of the outstanding voting securities of any such issuer.
PROPOSAL 13. TO AMEND FIDELITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
Proposal 13 would permit the fund to invest without limit in the securities of other investment companies. The SEC granted an order of exemption allowing the fund to invest up to 25% of its total assets in non-publicly offered money market or short-term bond funds managed by FMR or an affiliate of FMR. The primary benefit to the fund would be enhanced efficiency of cash management by providing increased short-term investment opportunities.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS (PROPOSALS 14 - 22)
For more than four years, we have been asking shareholders to vote by proxy on proposals to standardize investment limitations. This is being done in order to standardize these limitations for all of the funds managed by FMR. The Board of Trustees of the funds has asked FMR to analyze the investment limitations of the Fidelity funds, and where appropriate, to adopt standard limitations.
Fidelity believes that increased standardization will help promote operational efficiencies and facilitate investment compliance. AS A PRACTICAL MATTER, THERE IS NO IMPACT ON THE INVESTMENT MANAGEMENT OF THE FUNDS AS A RESULT OF THESE SHAREHOLDER PROPOSALS.
WHAT IS THE DIFFERENCE BETWEEN FUNDAMENTAL AND NON-FUNDAMENTAL LIMITATIONS? Changes to fundamental limitations must be approved by shareholders; changes to non-fundamental limitations are approved by the fund's Board of Trustees.
We are, in some cases, making changes to fundamental limitations that will remain fundamental (i.e., require shareholder approval to change). In other cases, where regulations permit, we are changing some limitations from fundamental to non-fundamental or eliminating them in their entirety. We are making limitations non-fundamental to eliminate the need to solicit shareholders whenever regulations change. Proxy solicitation is expensive and time-consuming. In addition to enhancing our standardization efforts, we believe these changes will enable us to react more quickly to the changing environment.
THE PROXIES SAY THAT THE FUNDS' BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees continue to oversee the investment policies of the funds. Members of the Board are fiduciaries and have an obligation to serve the best interests of the funds' shareholders, including approving policy changes such as those proposed for these funds.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date for this shareholders meeting is May 19, 1997.
WHAT IF NOT ENOUGH VOTES ARE RECEIVED BY THE SCHEDULED SHAREHOLDER MEETING
DATE?
If enough people do not vote, we will need to take further action. We, or outside solicitors, may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. All of this is costly to the funds and is ultimately passed on to shareholders. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls, or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-6666.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."